Income taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
The following table summarizes our income tax expense/(benefit):

	Year ended December 31,
(in thousands)	2015	2016	2017
Current income tax expense (benefit):
Germany	€(1,032)	€11,405	€323
Other countries	158	103	112
Current income tax expense (benefit)	(874)	11,508	435
Deferred income tax (benefit) expense:
Germany	(10,444)	(4,838)	(4,851)
Other countries	—	—	(348)
Deferred income tax (benefit) expense	(10,444)	(4,838)	(5,199)
Income tax expense (benefit)	€(11,318)	€6,670	€(4,764)
Reconciliation of German statutory income tax rate to effective income tax rate
The following table summarizes our income (loss) before income taxes allocated to Germany and to other countries:

	Year ended December 31,
(in thousands)	2015	2016	2017
Germany	€(50,446)	€(32,985)	€(20,018)
Other countries	(238)	(11,736)	2,205
Income (loss) before income taxes	€(50,684)	€(44,721)	€(17,813)
A reconciliation of amounts computed by applying the German statutory income tax rate to income (loss) before income taxes to total income tax expense (benefit) is as follows:

	Year ended December 31,
(in thousands)	2015	2016	2017
Income (loss) before income taxes	€(50,684)	€(44,721)	€(17,813)
Income tax expense at German tax rate (31.23%)	(15,829)	(13,964)	(5,562)
Foreign rate differential	34	219	33
Expected tax expense (benefit)	(15,795)	(13,745)	(5,529)
Tax effect from:
Non-deductible share-based compensation	4,409	16,875	5,017
Non-deductible corporate costs	882	1,306	34
Changes in uncertain tax positions	(1,666)	—	—
Movement in valuation allowance	98	1,921	(3,517)
Other differences	754	313	(769)
Income tax expense (benefit)	€(11,318)	€6,670	€(4,764)
Our effective tax rate was 22.3% in 2015, (14.9)% in 2016 and 26.7% in 2017. This is primarily due to non-deductible share-based compensation of (pre-tax) €14.1 million in 2015, €53.7 million in 2016 and €16.0 million in 2017. Furthermore, (pre-tax) corporate costs amounting to €2.8 million for 2015, €4.2 million for 2016 and €0.1 million in 2017 were pushed down from Expedia. These corporate costs are non-deductible for tax purposes. Additional details on the movement in valuation allowance and changes in uncertain tax positions are included below.
Other differences relate to one-off items during the year. In 2015, €0.5 million of the total €0.8 million was related to the non-tax deductible expense for the release of a contingent asset at the level of trivago GmbH. The remainder of the other permanent differences amounts in 2015, 2016 and 2017 relate to individually insignificant non-deductible expenses at the level of trivago GmbH.
Uncertain tax positions
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	Year Ended December 31,
(in thousands)	2015	2016	2017
Balance, beginning of year	€1,666	€—	€—
Reductions due to lapsed statute of limitations during current year	(1,666)	—	—
Balance, end of year	€—	€—	€—

In 2013, an uncertain tax position was provided for related to the deductibility of certain compensation payments in 2010 and 2011. In 2015, a tax audit was finalized for the years 2009 through to 2012. This resulted in a full release of the uncertain tax position. There are no uncertain tax positions provided for as of December 31, 2016 or 2017.
The Company is subject to audit by federal, state, local and foreign income tax authorities. As of December 31, 2017, for trivago and its subsidiaries, statute of limitations for tax years 2013 through 2017 remain open to examination by German tax authorities.
At December 31, 2017 there are no tax returns for trivago or subsidiaries under audit.
Deferred income taxes
At December 31, 2016 and 2017, the significant components of our deferred tax assets and deferred tax liabilities were as follows:

	Year Ended December 31,
(in thousands)	2016	2017
Deferred tax assets:
Net operating loss and tax credit carryforwards	€3,566	€2,522
Prepaid expense and other current assets	1,285	2,458
Property and Equipment	372	537
Deferred rent	882	1,429
Accrued expenses and other current liabilities	51	473
Accounts payable, other	5	—
Other	26	731
Total deferred tax assets	6,187	8,150
Less valuation allowance	(3,550)	(348)
Net deferred tax assets	2,637	7,802

Deferred tax liabilities:
Intangible assets, net	54,972	53,981
Property and equipment	812	2,059
Accrued expenses and other current liabilities	—	67
Other	9	—
Total deferred tax liabilities	55,793	56,107
Net deferred tax asset/(liability)	€(53,156)	€(48,305)
At December 31, 2017, we had net operating loss carryforwards (“NOLs”) for a tax-effected amount of approximately €2.5 million. The tax-effected NOL carryforwards decreased by €1.1 million from the amount recorded at December 31, 2016 primarily due to utilization of pre-tax losses at the level of the trivago N.V.
trivago N.V. is a Dutch listed entity, however has its tax residency in Germany. In 2017, trivago N.V. and trivago GmbH merged for tax purposes. This merger enables trivago N.V. to offset its NOLs with any future taxable profits of trivago GmbH. As a result, the €3.2 million previously unrecognized losses of trivago N.V. have been fully recognized in FY 2017.
Of this €3.2 million, €2.5 million of NOLs have not been utilized at December 31, 2017. If not utilized, the tax-effected NOL carryforwards of €2.5 million may be carried forward indefinitely.
The tax-effected valuation allowance decreased by €3.5 million from the amount recorded at December 31, 2016. Of this €3.5 million decrease in tax-effected valuation allowance, €3.2 million relates to the recognition of previously unrecognized losses at the trivago N.V. level, and €0.3 million relates to the utilization of previously unrecognized losses at the level of Base7 S.à.r.l., a Swiss subsidiary.
The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.
The total cumulative amount of undistributed earnings related to investments in certain foreign subsidiaries where the foreign subsidiary has or will invest undistributed earnings indefinitely was insignificant (below €0.1 million) at December 31, 2017 and therefore we have not provided for deferred income taxes on this taxable temporary difference. In the event we distribute such earnings in the form of dividends or otherwise, these would be tax exempt for all investments located in Europe. Any capital gains on the sale of participations would be 95% exempt under German tax law.